Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

UNDER SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002, 18 U.S.C. SECTION 1350

I, Daniel Ek, Chief Executive Officer of Spotify Technology S.A. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a) The Annual Report on Form 20-F of the Company for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2019

/s/ Daniel Ek

Daniel Ek

Chief Executive Officer